COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                                  (THE "FUND")

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 2005



The section entitled "MANAGING THE FUND - PORTFOLIO MANAGERS" is replaced in entirety with the following:

PORTFOLIO MANAGERS
------------------

LEONARD A. APLET, CFA, a Senior Vice President of Columbia Management, RICHARD
R. CUTTS, CFA, a Senior Vice President of Columbia Management and JEFFREY L. RIPPEY, CFA, a Senior Vice President of Columbia Management co-manage the Fund and are responsible for implementing and maintaining the investment themes and strategies of the Fund.

Mr. Aplet joined Columbia Management in 1987 and has co-managed the Fund since 1988. Previously, he was a County Supervisor for the Farmers Home Administration (1976-1985). Mr. Aplet received a Master of Business Administration degree from the University of Berkeley in 1987.

Mr. Cutts joined Columbia Management in 1994 and has co-managed the Fund since 2002. Previously, he was the senior analyst specializing in mortgage-backed securities at a major national insurance company. Mr. Cutts received a Master of Business Administration degree from the University of San Diego in 1990.

Mr. Rippey joined Columbia Management in 1981. Previously, he worked in the Trust Department of Rainier National Bank (1978-1981). Mr. Rippey is a 1978 graduate of Pacific Lutheran University.






                                                               March 18, 2005